STATEMENTS OF OPERATIONS (USD $)	12 Months Ended		59 Months Ended
	May 31, 2013	May 31, 2012	Nov. 30, 2012
Income Statements
Revenue - Operations	$ 0	$ 0	$ 4,637
Total Revenue	0	0	4,637
Cost of Goods Sold	0	0	1,653
Gross Profit	0	0	2,984
General and Administrative	1,620,461	557,330	2,893,073
Loss before income taxes	(1,620,461)	(557,330)	(2,890,089)
Other income (expense)	(132,330)	(428,187)	(563,810)
Net (Loss)	$ (1,752,791)	$ (985,517)	$ (3,453,899)
(Loss) per Common Shares	$ (0.00495136)	$ (0.00313916)
Number of Common Shares	354,002,196	313,943,234